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                                                                    EXHIBIT 3.45

CERTIFIED TO BE A TRUE AND CORRECT COPY                             FILED
  AS TAKEN FROM AND COMPARED WITH THE
   ORIGINAL ON FILE IN THIS OFFICE                               FEB 25 2003

               MAR 05 2003                                       MARK HAMMOND
                                                              SECRETARY OF STATE
            /s/ Mark Hammond
---------------------------------------
 SECRETARY OF STATE OF SOUTH CAROLINA

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                            ARTICLES OF INCORPORATION

TYPE OR PRINT CLEARLY IN BLACK INK

1.   The name of the proposal corporation is AmeriPath SC, Inc.

2.   The initial registered office of the corporation is
                                              5000 Thurmond Mall Boulevard
                                             -------------------------------
                                                      Street Address

      Columbia,                 Richland,            SC               29201
     ---------------------------------------------------------------------------
     City                       County              State             Zip Code

     and the initial registered agent at such address is
                                                  Corporation Service Company
                                                --------------------------------
                                                           Print Name

          I hereby consent to the appointment as registered agent of the corporation:


                    -----------------------------------------
                                Agent's Signature

3. The corporation is authorized to issue shares of stock as follows. Complete "a" or "b", whichever is applicable:

     a. /X/ The corporation is authorized to issue a single class of shares, the total number of shares authorized is 1,000

     b. / / The corporation is authorized to issue more that one class of shares:

                      Class of Shares           Authorized No. of Each Class

               ----------------------------    ------------------------------

               ----------------------------    ------------------------------

               ----------------------------    ------------------------------

     The relative right, preference, and limitations of the shares of each class, and of each series within a class, are as follows:

4. The existence of the corporation shall begin as of the filing date with the Secretary of State unless a delayed date is indicated (See Section 33-1-230(b) of the 1976 South Carolina Code of Laws, as amended)
     _____________________________________________________________________

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                                                        AmeriPath SC, Inc
                                                     ---------------------------
                                                         Name of Corporation

5. The optional provisions, which the corporation elects to include in the articles of incorporation, are as follows (See the applicable provisions of Section 33-2-102, 35-2-105, and 35-2-221 of the 1976 South Carolina Code of Laws, as amended).

       See attached.

6. The name, address, and signature of each incorporator is as follows (only one is required):

     a.    Joe DeLisle
          ---------------------------------------------
          Name

           Alston & Bird LLP
           1201 West Peachtree Street, Atlanta, GA 30309
          ---------------------------------------------
          Address

           /s/ Joe DeLisle
          ---------------------------------------------
          Signature

     b.
          ---------------------------------------------
          Name

          ---------------------------------------------
          Address

          ---------------------------------------------
          Signature

     c.
          ---------------------------------------------
          Name

          ---------------------------------------------
          Address

          ---------------------------------------------
          Signature

7. I, Stephanie Jonhston Thomas, an attorney licensed to practice in the state of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of Chapter 2, Title 33 of the 1976 South Carolina Code of Laws, as amended, relating to the articles of incorporation.

Date: February 24, 2003
                                             /s/ Stephanie Johnston Thomas
                                             -----------------------------------
                                             Signature

                                              Stephanie Johnston Thomas
                                             -----------------------------------
                                             Type or Print Name

                                              Alston & Bird LLP
                                              1201 West Peachtree Street
                                             -----------------------------------
                                             Address

                                              Atlanta, GA 30309
                                             -----------------------------------

                                              (404) 881-7966
                                             -----------------------------------
                                             Telephone Number

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                                  ATTACHMENT TO
                            ARTICLES OF INCORPORATION
                                       OF
                               AMERIPATH SC, INC.

5. The initial Board of Directors shall consist of three (3) members whose names and addresses are as follows:

                             James C. New
                             c/o AmeriPath, Inc.
                             7289 Garden Road, Suite 200
                             Riviera Beach, FL 33404

                             James E. Billington
                             c/o AmeriPath, lnc. 7289 Garden Road
                             Suite 200
                             Riviera Beach, FL 33404

                             Gregory A. Marsh
                             c/o AmeriPath, Inc.
                             7289 Garden Road, Suite 200
                             Riviera Beach, FL 33404